EXHIBIT 14

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Treasurer, Controller and Vice President of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Arthur C. Schneider, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ Allan J. Hamilton
Allan J. Hamilton
Treasurer, Controller and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Brenda K. Clancy, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Arthur C. Schneider, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Arthur C. Schneider, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ Charles T. Boswell
Charles T. Boswell
Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President, Assistant Secretary and APS General Counsel of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Arthur C. Schneider and Brenda K. Clancy, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ Darin D. Smith
Darin D. Smith
Vice President, Assistant Secretary and
APS General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Financial Officer of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Arthur C. Schneider, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ John Hunter
John Hunter
Director and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chairman of the Board of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Arthur C. Schneider, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2007.

/s/ Timmy L. Stonehocker
Timmy L. Stonehocker